Exhibit 99.1

Corporate Presentation October 2018 NASDAQ: CLRB

Forward - Looking Statements This presentation contains forward - looking statements . Such statements are valid only as of today and we disclaim any obligation to update this information . These statements are only estimates and predictions and are subject to known and unknown risks and uncertainties that may cause actual future experiences and results to differ materially from the statements made . These statements are based on our current beliefs and expectations as to such future outcomes . Drug discovery and development involve a high degree of risk . Factors that might cause such a material difference include, among others, uncertainties related to the ability to raise additional capital required to complete the development programs described herein, uncertainties related to the disruptions at our sole supplier of CLR 131 , the ability to attract and retain partners for our technologies, the identification of lead compounds, the successful preclinical development thereof, the completion of clinical trials, the FDA review process and other government regulation, the ability of our pharmaceutical collaborators to successfully develop and commercialize drug candidates, competition from other pharmaceutical companies, product pricing and third - party reimbursement . This presentation includes industry and market data that we obtained from industry publications and journals, third-party studies and surveys, internal company studies and surveys, and other publicly available information . Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable . Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate . Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties . In addition, we do not know all of the assumptions that were used in preparing the forecasts from the sources relied upon or cited herein . A complete description of risks and uncertainties related to our business is contained in our periodic reports filed with the Securities and Exchange Commission including our Form 10 - K for the year ended December 31 , 2017 and our Form 10 - Q for the quarterly period ended June 30 , 2018 . 2

Developing orphan and rare pediatric oncology pipeline with multibillion - dollar 1 sales potential 3 Efficient capital allocation and low fixed - cost corporate structure allows for ~$10M - $12M annual cash burn PDC tumor targeting platform validated through clinical trials and corporate partnerships Company Highlights 9 clinical data readouts planned through 2019 Advancing multiple clinical programs; demonstrated activity in hematologic malignancies Multiple, Value - Creative, Near Term Milestone Potential 1. ResearchAndMarkets.com's offering. Neuroblastoma - Market Insights, Epidemiology and Market Forecast - 2027 The market of Neuro blastoma in 7MM was found to be USD 733.58 million in 2016, and is expected to increase at from 2016 - 2027. Market Research Future Jan 2018 The osteosarcoma market has been on the rise over the past few ye ars. Based on the MRFR analysis, the market is projected to reach USD 136.76 million by 2023 at a healthy CAGR of around 6.40%. Market Research Future July 2018 - The global pediatric brain tumor market is expected to reach US$ 1659.4 million by 2023.

Cellectar Accomplishments in the Past 3 Years Robust Pipeline Focused on Unmet Need in Cancer 1 Mid - stage Clinical Compound 9 FDA Special Designated Programs 5 ODD 1 4 RPDD 2 9.8 Million Dollars in non - dilutive funding 6 Preclinical Phospholipid Drug Conjugate (PDC) Programs Creating the Next Generation of Targeted Cancer Therapies 5 Corporate PDC Partnerships 4 1. Orphan Drug Designation 2. Rare Pediatric Disease Designation

Pipeline Focus on Niche Oncology Indications with Accelerated Commercial Timelines to Scalable Markets PDC 1 Indications Discovery Pre - IND Phase 1 Phase 2 Payload CLR 131 Multiple Myeloma 2 Iodine - 131 B - Cell Lymphomas 2 Pediatric Cancer Head & Neck 3 CLR 1700 Hematologic Tumors BTK 4 CLR 1900 Solid Tumors Undisclosed CLR 1800 Solid Tumors CLR 2000 Performance - based CLR 2100 Solid Tumors CLR 2200 Solid Tumors CLR 12120 Solid Tumors Current Partnerships 5 1. Phospholipid Drug Conjugates 2. Phase 2 partially funded by $2M NCI Fast Track Grant 3. Predominately funded by Univer sit y of Wisconsin NCI SPORE Grant 4. Burton’s Tyrosine Kinase Leverage POC Data in Larger Opportunities to Attract Partners

Program 2018 2019 2020 2021 1H 2H 1H 2H 1H 2H 1H CLR 131 Multiple Myeloma CLR 131 B - cell Lymphoma CLR 131 Head & Neck CLR 131 Pediatric CLR 1700 CLR 1900 Phase 1b Fractionated Dose Readout Initiate Phase 2 ( DLBCL 6 ) Phase 3 MZL 7 Phase 2 (DLBCL) 3 Initiate Phase 1 Initiate Phase 1 Initiate Phase 2 Select Candidate Select Candidate Initiate IND Enabling Studies Phase 3 Interim Assessment Pivotal Interim Assessment Phase 1 mOS 1 1. Median Overall Survival 2 . Multiple Myeloma 3 . Topline Data 4 . Chronic Lymphocytic Leukemia 5. Small Lymphocytic Leukemia 6. Diffuse Large B - cell Lymphoma 7. Marginal Zone Lymphoma 6 Projected Key Development Milestones Initiate Phase 2/3 Phase 1 Readout Initiate Phase 2/3 Pivotal Initiate Phase 1 Initiate Phase 1 Phase 2 Final Readout Initiate IND Enabling Studies Phase 1 Readout Phase 1b Fractionated Dose Readout Study Update Phase 2 (CLL/SLL) 3 DLBCL CLL 4 /SLL 5 Phase 2 (MZL) 3 Phase 2 ( MM 2 ) 3 Designations Granted Initiations Data Contingent Upon Partnership Interim Data ODD/RPDD Neuroblastoma ODD/RPDD Rhabdomyosarcoma ODD/RPDD Ewing’s Sarcoma ODD/RPDD Osteosarcoma

• Entry via lipid rafts and transmembrane flipping • Delivery directly to cytosol • PDCs will accumulate along the Golgi apparatus network and endoplasmic reticulum Precision Targeting Optimized Entry Unique Linker Chemistry & Diversity of Payloads Extracellular Space Intracellular (Cytoplasm) PDC Lipid rafts region • Phospholipid ethers (PLEs) provide precise targeting even to the brain; crosses blood brain barrier (BBB) • PLEs bind to specific membrane region (lipid rafts) rather than a single epitope • Take advantage of the tumors’ metabolic need • Custom - designed linkers • Allows for control of rate, mechanism and localization of drug release • Maximizes therapeutic benefit Based on Research in Phospholipids, Tumor Cell Membranes and Cutting - edge Expertise in Protease Linker Design PDC Platform Technology 7

Our Pipeline CLR 1700 CLR 131 CLR 1900 2 1 3 8

9 CLR 131: Manufacturing Update • CLRB notified of FDA CPDC 1 Import Action on 8/07/18 which prevented shipment of CLR 131 into the U.S. • The Import Alert stemmed from audit observations for a different product manufactured at a different building on the CPDC campus • CPDC and the FDA completed a meeting September 11 – CPDC presented their response and action plan to remedy inspection observations; CPDC has initiated all action items in their proposed plan – FDA provided CPDC with requirements to lift Import Alert • FDA is now working directly with CLRB on pathway to exempt CLR 131 from the Import Alert – Multiple meetings completed; CLRB communicating requested information – Recent independent audit of CLR 131 process reconfirmed CGMP compliance 1. Centre for Probe Development and Commercialization

Radiotherapeutic Market & CLR 131 Positioning

- Radiotherapeutic market forecast ~$9.3 billion revenue in 2020[1]
  - Novartis acquires Advanced Accelerator Applications for $3.9 billion[2]
    - Lead product Lutathera - radioligand therapy
  - Bayer's Xofigo® radiotherapeutic generates $473M in revenue[3]
  - Progenics Pharma Azedra™ (MIBG I-131) market cap of ~$600M[4]
- CLR 131 Strategic Approach
  - Establish Phase 2 data for DLBCL & MM to drive potential partnerships
  - Advance R/R[5] niche market opportunities to commercialization
    - R/R B-cell lymphomas (LPL, MZL, MCL[6])
      - Few approved therapies; accelerated route to market
      - Potential revenues ~$800M U.S./~$1.8B worldwide[7]
    - R/R pediatric tumors (NB[8], High Grade Glioma, RMS[9], Ewing's & Osteosarcoma)
      - Approximately 40 U.S. treatment centers; ~20 MIBG I-131 for NB
      - Target indications represent ~30% of pediatric oncology market[10]
      - Potential revenues ~$600M U.S./~$1.5B worldwide[11]

1. Seeking Alpha Report - Change to Research & Markets, "Global Radiotherapy Market Analysis, Companies Profiles, Size, Share, Growth, Trends and Forecast to 2024" Feb 2017 2.2017 - https://bit.ly/2ut9KZI
3. Bayer Annual Report 2017 4. 7/17/2018 - Yahoo Finance 5. Relapsed Refractory 6. Mantle Cell Lymphoma 7. Company Estimates 8. Neuroblastoma 9. Rhabdomyosarcoma 10. American Cancer Society. Cancer Facts & Figures 2016 11. Company Estimates.

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Patients screened N=10 DLBCL N=10 MCL N=10 CLL/SLL, MZL, LPL Follow - up (≥ 1 yr after last dose) Final efficacy assessments Interim efficacy assessments; expand cohorts based on performance 10 - 30 CLL/SLL, MZL, LPL 10 - 30 MCL 10 - 30 DLBCL • Primary endpoint is efficacy as determined by response rate (can occur on either dose) • All cohorts currently enrolling; expect to complete study in 1H - 19 • Upon study completion, individual cohorts may advance to a pivotal trial 11 CLR 131: RR Hematologic Phase 2 Study Overview Supported with a $2M NCI SBIR Grant N=10 MM 20 - 30 MM All Patients Eligible for a Second 25.0 mCi/m 2 Dose at Day 75 - 180 Dose 1 (25.0 mCi/m 2 ) Dose 2 (25.0 mCi/m 2 ) Day 1 75 - 180 Days

CLR 131: Phase 2 DLBCL Interim Data • Diffuse Large B - cell Lymphoma (DLBCL) is an aggressive form of lymphoma, accounting for ~30% of newly diagnosed cases in the U.S. 1 • DLBCL cohort opened 1Q - 18 • 33% Overall Response Rate (ORR) to date • 50% Clinical Benefit Rate (CBR) to date • Of responses observed, overall tumor reduction ranged from 60 - 90% 12 1. According to the Lymphoma Research Foundation.

CLR 131: Phase 2 LPL Patient Case Study (Waldenstrom’s) 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 Screen (11/2017) Day 52 (12/2017) Day 120 (3/2018) Day 186/64 (5/2018) Tumor size (mm2) Days from CLR 131 infusion Sub diaphramatic mass Left epicardial mass Aortic bifurcation Right ovary Left ovary CT scan Day 52 CT scan Day 64 CLR 131 Infusion & Baseline CT scan Second CLR 131 Infusion (123 days post 1 st dose ) & Baseline 2 nd dose CT • Baseline: Pleural effusion & multiple large tumor nodules; symptomatic with cough • Following 1 st infusion: Dramatic improvements in cough and no significant cytopenias • CT day 64 (Post 2nd Infusion) showed 94% reduction in overall tumor burden as well as complete resolution of 4/5 tumors 13 Assessment Ongoing

n = 20 - 30 n = 50 - 60 Proposed Phase 2/3 Adaptive Design Pivotal Study (for LPL, MZL or MCL) Proposed Phase 2/3 Pivotal Study Design Program Timing 1 Clinical Costs 1 • Relapsed/refractory niche lymphoma indication • Phase 2b enrollment of ~20 patients • Phase 3 pivotal, single - arm – Primary endpoint: Overall Response Rate (ORR) – Secondary endpoints: Overall Survival (OS), Progression Free Survival (PFS) • Phase 2a to complete 1H - 19 • Phase 2b/3 initiation 1H - 20 • NDA submission 2023 • Phase 2b = $4 - $8 million • Phase 3 pivotal trial = $15 - $20 million • Eligible for pivotal trial SBIR Grant up to $4M per indication 2 Randomization Cohort 1 Single dose Optimal dosing Cohort 2 Multi - dose Phase 2b Portion Phase 3 Pivotal Portion Interim Assessment 1. Estimated 2. https://www.grants.gov/web/grants/learn - grants.html 14 CLR 131: B - cell Lymphoma Clinical Development Strategy

→ Most approved drugs for R/R MM in third line or later average 11.9 months of survival, including several recent additions → Darzalex™ for third - line treatment averages 18.6 months of survival → Most treatments are now given in combination for use in earlier lines of therapy; most frequent is triplet combination → More patient - friendly dosing regimens required, fewer infusions, less pills → Common adverse events include peripheral neuropathy, infection, deep vein thrombosis, severe cytopenia, fatigue New Treatments are Needed CLR 131: Relapsed/Refractory Multiple Myeloma Key Unmet Need: Improved Survival Rates and Tolerability Opportunity to C apture S ignificant M arket S hare in Third L ine or Later B ased on an Improved E fficacy, Safety and Tolerability P rofile 0 2 4 6 8 10 12 14 16 18 20 All Drugs Carfilzomib Daratumumab Pomal. (+dex) MONTHS 4.9 Months Median Overall Survival (mOS) in Third Line O N G O I N G 11.9 Months 11.9 Months 18.6 Months 2 3 4 9.5 – 14.5 1 Months 15 1 Traditional monotherapy chemotherapy, protease inhibitor, and immunomodulating agents 2 Jurczyszyn et al (2014). New drugs in multiple myeloma – role of carfilzomib and pomalidomide. Contemp Oncol. 3 Usmani, et al (2016). Clinical efficacy of daratumumab monotherapy in patients with heavily pretreated relapsed or refractory multiple myeloma. Blood Journal. 4 Dimopolous et al (2016). Safety and efficacy of pomalidomide plus low - dose dexamethasone in STRATUS (MM - 010): a phase 3b study in refractory multiple mye loma. Blood Rev. Traditional monotherapy chemotherapy, protease inhibitor and immunomodulating agents

Cohort 1 12.5 mCi/m 2 Cohort 2 18.75 mCi/m 2 Cohort 3 25.0 mCi/m 2 Cohort 4 31.25 mCi/m 2 Cohort 5 15.625 mCi/m 2 x 2 Metric Cohort 1 (12.5 mCi/m 2 ) Cohort 2 (18.75 mCi/m 2 ) Cohort 3 (25.0 mCi/m 2 ) Cohort 4 (31.25 mCi/m 2 ) Cohort 5 (31.25 mCi/m 2 ) Average Age 68 70 71 65 71 Prior # of Treatment Lines 5.8 4 5 5 5 Tumor Burde n 2.71 2.86 4.19 4.36 2.69 ≥ 1 Triple Combination Treatment 4/4 4/4 4/4 3/3 3/4 Stem Cell Transplant 1/4 3/4 4/4 2/3 1/4 Patient Demographics All Patients Have Advanced Disease and are Heavily Pre - treated One 30 - Minute Infusion 1. Partial Response 2. Minimal Response 3. Based on baseline B2 Microglobulin Two 30 - Minute Infusions Primary endpoints are safety, tolerability and determination of maximum tolerated dose 4 of 4 Stable Disease 4 of 4 Stable Disease 4 of 4 Stable Disease 1 of 3 PR 1 2 of 3 Stable Disease 16 CLR 131: RR MM Phase 1 Study Overview 2 of 4 MR 2 2 of 4 Stable Disease Cohort 6 18.75 mCi/m 2 x 2

TIME (MONTHS) 19.4 M onths SURVIVAL ONGOING 0 5 10 15 Key Results To Date 1 • All cohorts determined to be safe and well - tolerated by independent DMC • No patients experiencing peripheral neuropathy, deep vein thrombosis, cardiotoxicities, embolisms or GI toxicities • Cytopenias most common adverse events – All viewed as predictable & manageable • ≥ Grade 3 fatigue and fever = 7% • No change in liver enzymes or renal function Cohort 1 (12.50) 4.75 2.05 + 0.91 2.0 Cohort 2 (18.75) 4.75 2.74 + 0.93 2.0 Cohort 3 (25.00) 6.75 2.52 + 1.22 3.0 Cohort 4 (31.25) 4.25 3.23 + 0.93 3.0 Cohort 5 (15.625 x 2) 5 2.95 + 1.10 3.0 Pooled Phase 1 Study 3 : Overall Survival (n=15) 1. Study ongoing n=19 - Final results may differ from data presented 2. Per patient 3. Single dose cohorts 1 - 4 Adverse Events Avg. Number 2 Median Grade Avg. Grade 2 Survival Data Updated 10/02/18 ; mOS Not Reached to Date 17 CLR 131: RR MM Tolerability & Overall Survival (OS)

• Various mouse models demonstrate significant uptake of CLR 131 – Neuroblastoma, Rhabdomyosarcoma, Ewing's Sarcoma, Osteosarcoma • Uptake correlated to reduction in tumor volume and ~50% slowing of tumor growth • Minimal adverse effects were seen on hematologic parameters Preclinical Results 18 CLR 131: Efficacy in Pediatric Preclinical Models Efficacy in Mouse Models Uptake in the Brain (Crossing BBB)

Level 1 15 mCi/m 2 Level 2 30 mCi/m 2 Level 3 45 mCi/m 2 Add’l levels +15 mCi/m 2 n=1 n=3 n=3 n=3 Proposed Phase 2/3 Pivotal Study Design 1 Program Timin g 2 Clinical Costs 2 • Granted ODD & RPDD for NB, RMS, and Ewing’s Sarcoma • Eligible for Fast Track, Breakthrough and SPA submissions • Initial enrollment of 10 - 15 patients to confirm dose; upon appropriate efficacy expand into Phase 3 • Phase 3 pivotal trial single arm ~65 patients – Primary endpoint: Overall Response Rate – Secondary endpoints: EFS 3 , CBR 4 , PFS • Phase 1 to complete 4Q - 19 • Phase 2/3 pivotal initiation 2020 • NDA submission 2022 • Phase 1 = ~$4 million • Phase 2/3 pivotal trial = ~$15 million • Potential for SBIR contract of ~$2.3M for Phase 1 & up to $4M per indication 5 for a pivotal trial 1. Relapsed/Refractory 2. Estimated 3. Event Free Survival 4. Clinical Benefit Response Rate 5. https://www.grants.gov/web/grants/learn - grants.html Level 1 15 mCi/m 2 Level 2 30 mCi/m 2 Level 3 45 mCi/m 2 Add’l levels +15 mCi/m 2 Malignant Brain Tumors Solid Tumors/ Lymphomas 19 CLR 131: Pediatric Clinical Development Strategy FDA Agreement on Phase 1 Accelerated Study Design Approval in Any Indication May Provide Priority Review Voucher and Potential for NCCN Compendium Listing for Other Tumor Types

CLR 131 & MIBG Product Profile Comparison Profile CLR 131 MIBG I - 131 Delivery Vehicle/Payload Phospholipid Ether (PLE)/ Iodine - 131 Meta - iodobenzylguanidine/ Iodine - 131 Therapeutic Regimen Single 30 minute mCi infusion Total dose ~45 - 80 mCi 3 - 5 cycles, ~300 mCi per cycle, 90 - 120 minute infusion Total dose ~1000 - 1500 mC i Hospitalization TBD 1 4 - 8 days Capable to Cross the Blood Brain Barrier Ability to Target Metastasis Stem Cell Transplant Support NB Response Rate TBD 20 - 60% (~30%) Indicated for NB YES, u pon approval NO MIBG I - 131 Currently Second Line Standard of Care for Neuroblastoma 20 FAVORABLE/POSSESSES NOT YET KNOWN DEFICIENT/LACKS 1. To Be Determined

CLR 131 1 21 Our Preclinical Pipeline CLR 1700 CLR 1900 2 3

CLR 1700: Proprietary Chemotherapeutic PDC Program

CLR 1700 Mechanism of Action

- CLR 1700 payload inhibits Burton's Tyrosine Kinase (BTK)
- BTK inhibitors work only in hematologic cancers
- Induces tumor cell apoptosis
- Currently approved BTK inhibitors generate annual revenue of ~$4 billion[1]
- Program is currently in lead optimization



B cell receptor
IgH
IgL
CD79A
CD79B
CD19
Cell membrane
PIP2 → PIP3
PI3K
BTK
LYN
SYK
BLNK
PLCγ
DAG
IP3—Ca++
PKCβ
IKK
ERK
NF-κB



Biodistribution
Flux per mass (photons/sec/g)
3.51E+11
3.01E+11
2.51E+11
2.01E+11
1.51E+11
1.01E+11
5.05E+10
5.00E+08
48 hr (n=5)
96 hr (n=8)
Liver
Tumor
Muscle
Fat
Blood
Tissues

1. Walker, Joseph (1 January 2016). "Patients Struggle With High Drug Prices: Out-of-pocket costs for pricey new drugs leave even some insured and relatively affluent patients with hard choices on how to afford them". Belleville, Illinois: Wall Street Journal. Retrieved 1 January 2016. States potential for $5B in sales for one BTK inhibitor.

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• CLR 1900 payload inhibits mitosis (cell division) • Targets a key element in the pathway required for mitosis • Payload represents a novel class of molecules and a novel target • Pathway inhibition has been validated with other classes of molecules; results in apoptosis of tumor cells • Select solid tumor focus • Program is currently in lead optimization CLR 1900 Inhibits CLR 1900 Mechanism of Action CLR 1900: Chemotherapeutic PDC Program PDC Demonstrates Preclinically Improved Therapeutic Index vs. Parent 1 23 1. Data on File

Corporate Information 24

Financial Summary Capitalization as of September 4, 2018 Common Stock Outstanding 3,797,825 Reserved for issuance: Convertible Preferred Stock 2,142,500 Warrants 5,318,747 Employee Options 56,919 Fully Diluted 11,315,991 Cash / Equivalents as of June 30, 2018 ~$4.2 million Pro Forma Cash / Equivalents as of June 30, 2018 ~$19.1 million 1 Cash Believed to Be Adequate to Fund Operations into 2020 25 1. Company closed an underwritten public offering on July 31, 2018. Pro forma balance reflects company’s cash/equivalents bal anc e as if the underwritten public offering closed on June 30,2018.

Program 2018 2019 2020 2021 1H 2H 1H 2H 1H 2H 1H CLR 131 Multiple Myeloma CLR 131 B - cell Lymphoma CLR 131 Head & Neck CLR 131 Pediatric CLR 1700 CLR 1900 Phase 1b Fractionated Dose Readout Initiate Phase 2 ( DLBCL 6 ) Phase 3 MZL 7 Phase 2 (DLBCL) 3 Initiate Phase 1 Initiate Phase 1 Initiate Phase 2 Select Candidate Select Candidate Initiate IND Enabling Studies Phase 3 Interim Assessment Pivotal Interim Assessment Phase 1 mOS 1 1. Median Overall Survival 2 . Multiple Myeloma 3 . Topline Data 4 . Chronic Lymphocytic Leukemia 5. Small Lymphocytic Leukemia 6. Diffuse Large B - cell Lymphoma 7. Marginal Zone Lymphoma 26 Projected Key Development Milestones Initiate Phase 2/3 Phase 1 Readout Initiate Phase 2/3 Pivotal Initiate Phase 1 Initiate Phase 1 Phase 2 Final Readout Initiate IND Enabling Studies Phase 1 Readout Phase 1b Fractionated Dose Readout Study Update Phase 2 (CLL/SLL) 3 DLBCL CLL 4 /SLL 5 Phase 2 (MZL) 3 Phase 2 ( MM 2 ) 3 Designations Granted Initiations Data Contingent Upon Partnership Interim Data ODD/RPDD Neuroblastoma ODD/RPDD Rhabdomyosarcoma ODD/RPDD Ewing’s Sarcoma ODD/RPDD Osteosarcoma

Jim Caruso President, CEO and Director HIP Innovation Technology - EVP & COO, Allos Therapeutics - EVP & CCO, BCI, Novartis, BASF, Bristol - Myers Squibb John Friend, MD Chief Medical Officer Helsinn Therapeutics - SVP & Head of R&D, Akros Pharma, Actavis, Alpharma, Hospira, Abbott Jarrod Longcor Chief Business Officer Avillion LLP - CBO Melinta Therapeutics, Inc. (formerly Rib - X Pharmaceuticals, Inc). - VP Corp Development and Operations Brian Posner Chief Financial Officer Alliqua BioMedical , Ocean Power Technologies, Power Medical Interventions, Pharmacopeia - CFO Executive Team With ~100 Years of Healthcare Leadership and a Proven Track Record of Development and Commercialization 27 Executive Leadership

1. ResearchAndMarkets.com's offering. Neuroblastoma - Market Insights, Epidemiology and Market Forecast - 2027 The market of Neuro blastoma in 7MM was found to be USD 733.58 million in 2016, and is expected to increase at from 2016 - 2027. Market Research Future Jan 2018 The osteosarcoma market has been on the rise over the past few ye ars. Based on the MRFR analysis, the market is projected to reach USD 136.76 million by 2023 at a healthy CAGR of around 6.40%. Market Research Future July 2018 - The global pediatric brain tumor market is expected to reach US$ 1659.4 million by 2023. Developing orphan and rare pediatric oncology pipeline with multibillion - dollar 1 sales potential 28 Efficient capital allocation and low fixed - cost corporate structure allows for ~$10M - $12M annual cash burn PDC tumor targeting platform validated through clinical trials and corporate partnerships Company Highlights 9 clinical data readouts planned through 2019 Advancing multiple clinical programs; demonstrated activity in hematologic malignancies Multiple, Value - Creative, Near Term Milestone Potential

Thank You NASDAQ: CLRB 29